Rule 497(d)
                                     FT 338

                   Communications Growth Portfolio, Series 4
                      Healthcare Growth Portfolio, Series 3
                       Internet Growth Portfolio, Series 7

                Supplement to the Prospectus dated April 15, 1999

Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker: MCITE) have been removed from Communications Growth Portfolio, Series 4 and Internet Growth Portfolio, Series 7 and all shares of HEALTHSOUTH Corporation (Ticker:
HLSH, formerly HRC) have been removed from Healthcare Growth Portfolio, Series 3 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 27, 2003